DWS Short-Term Municipal Bond Fund
Summary Prospectus | February 1, 2021

Class/Ticker	A	SRMAX	T	SRMTX	C	SRMCX	INST	MGSMX	S	SRMSX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated February 1, 2021, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 15), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 40) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.25	2.50	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	INST	S
Management fee	0.30	0.30	0.30	0.30	0.30
Distribution/service (12b-1) fees	0.23	0.25	0.99	None	None
Other expenses[2]	0.26	0.34	0.26	0.25	0.35
Total annual fund operating expenses	0.79	0.89	1.55	0.55	0.65
Fee waiver/expense reimbursement	0.03	0.13	0.04	0.04	0.04
Total annual fund operating expenses after fee waiver/expense reimbursement	0.76	0.76	1.51	0.51	0.61
1 Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of the original purchase date.
2 ”Other expenses “ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through January 31, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.76%, 0.76%, 1.51%, 0.51% and 0.61% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Years	A	T	C	INST	S
1	$301	$326	$254	$52	$62
3	469	514	486	172	204
5	651	718	841	303	358
10	1,178	1,307	1,842	685	807
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	INST	S
1	$301	$326	$154	$52	$62
3	469	514	486	172	204
5	651	718	841	303	358
10	1,178	1,307	1,842	685	807
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. The fund may invest without limit in municipal securities that pay interest that is taxable under the federal alternative minimum tax (AMT). The fund invests in securities of varying maturities and intends to maintain a dollar-weighted average effective portfolio maturity of no longer than three years. In determining the dollar-weighted average effective portfolio maturity, portfolio management uses a security’s stated maturity or, if applicable, an earlier date on which portfolio management believes it is probable that the security will be repaid pursuant to a maturity-shortening feature of the security. Portfolio management might use a security’s effective maturity where, for example, market conditions favor a buyer exercising a put option (i.e., an option to sell a bond back to the issuer prior to its maturity) or an issuer exercising a call option (i.e., an option to redeem a bond prior to its maturity) or a principal prepayment provision (i.e., a provision allowing an issuer to repay principal before the stated maturity date). A security’s effective maturity can be substantially shorter than its stated maturity. As of December 31, 2020, the fund had a dollar-weighted average effective portfolio maturity of 2.42 years.
The fund invests primarily in investment grade municipal securities (securities within the top four credit rating categories) and up to 15% of total assets in the fourth highest credit rating category. The fund may invest up to 10% of total assets in high yield debt securities (commonly referred to as junk bonds) of the fifth and sixth highest credit rating categories (i.e., as low as grade B). Compared to investment-grade debt securities, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The fund may invest more than 25% of total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The fund may invest up to 20% of total assets in certain taxable securities to maintain liquidity. The fund may also purchase securities on a when-issued basis.
Management process. Portfolio management looks for securities that it believes offer the best value, typically weighing a number of factors, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.
In choosing individual securities portfolio management:
■
uses credit research conducted by full time in-house analysts to determine the issuer's current and future potential ability to pay principal and interest
■
looks to exploit any inefficiencies between intrinsic value and trading price
■
focuses on identifying individual bonds that may add above-market value, with sector weightings as a secondary consideration
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, US territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could

DWS Short-Term Municipal Bond Fund
Summary Prospectus February 1, 2021

adversely impact the value of its bonds, which could negatively impact the performance of the fund. The fund could also be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of

DWS Short-Term Municipal Bond Fund
Summary Prospectus February 1, 2021

the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk. To the extent that the fund focuses on investments from a single state, region or sector of the municipal securities market, its performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government could over time impair a state, region or sector's ability to repay its obligations.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tax risk. With respect to federal income taxes, any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. In addition, a portion of the fund’s otherwise exempt interest distributions may be taxable to those shareholders subject to the federal AMT. Distributions also are generally subject to state taxes with certain exceptions (e.g., some states may have an exception for a portion of the fund's income that is attributable to municipal securities issued in the state in which you reside). New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in a higher tax liability for shareholders and potentially hurting fund performance as well.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
When-issued and delayed delivery securities risk. The fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market

DWS Short-Term Municipal Bond Fund
Summary Prospectus February 1, 2021

events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	1.91%	June 30, 2020
Worst Quarter	-0.98%	December 31, 2016
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax*	2/28/2003	0.23	1.12	1.16
After tax on distribu- tions		0.09	1.08	1.14
After tax on distribu- tions and sale of fund shares		0.62	1.16	1.18
Class T before tax		-0.03	1.07	1.14
Class C before tax	2/28/2003	1.67	0.80	0.63
INST Class before tax	3/6/1995	2.79	1.84	1.65
Class S before tax	2/28/2005	2.69	1.72	1.54
Bloomberg Barclays 1-Year General Obliga- tion Index (reflects no deduction for fees, expenses or taxes)		1.79	1.43	1.14
Bloomberg Barclays 3-Year (2-4) Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		2.97	2.00	1.90
The information above shows how the fund's performance compares to Bloomberg Barclays 1-Year General Obligation Index and Bloomberg Barclays 3-Year (2-4) Municipal Bond Index, broad-based securities indexes that reflect the investment strategy of the fund.
* Performance data for Class A is calculated based on the current maximum sales load of 2.25%. From February 11, 2019 until July 14, 2020 the sales load was 0.00%. Prior to February 11, 2019 the sales load was 2.00%.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2003.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

DWS Short-Term Municipal Bond Fund
Summary Prospectus February 1, 2021

Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's income dividends are generally exempt from regular federal income tax. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS Short-Term Municipal Bond Fund
Summary Prospectus February 1, 2021 DSTMBF-SUM